                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                    Investment Company Act File No. 811-08076

               THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

             Eleven Madison Avenue, New York, New York      10010
              (Address of Principal Executive Offices)   (Zip Code)

                               J. Kevin Gao, Esq.
               The Emerging Markets Telecommunications Fund, Inc.
                              Eleven Madison Avenue
                            New York, New York 10010

Registrant's telephone number, including area code: (212) 325-2000

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2005 to October 31, 2006

ITEM 1. REPORTS TO STOCKHOLDERS.

THE EMERGING MARKETS
TELECOMMUNICATIONS
FUND, INC.

ANNUAL REPORT
OCTOBER 31, 2006

[AMERICAN STOCK EXCHANGE(R) LISTED ETF LOGO]

ETF-AR-1006

CONTENTS

Letter to Shareholders                                                         1
Portfolio Summary                                                              4
Schedule of Investments                                                        6
Statement of Assets and Liabilities                                           10
Statement of Operations                                                       11
Statement of Changes in Net Assets                                            12
Statement of Cash Flows                                                       13
Financial Highlights                                                          14
Notes to Financial Statements                                                 16
Report of Independent Registered Public Accounting Firm                       25
Results of Annual Meeting of Shareholders                                     26
Description of InvestLink(SM) Program                                         27
Information Concerning Directors and Officers                                 30
Proxy Voting and Portfolio Holdings Information                               34

LETTER TO SHAREHOLDERS

                                                               DECEMBER 14, 2006

DEAR SHAREHOLDER:

For the year ended October 31, 2006, The Emerging Markets Telecommunications Fund, Inc. (the "Fund") had a return of 38.92% based on net asset value, versus 35.42% for the Morgan Stanley Capital International Emerging Markets Index* (MSCI EM) and an increase of 37.81% for the telecommunications services subsector of the MSCI EM. Based on market price, the Fund had a return of 46.65% for the period.

MARKET REVIEW: EARNINGS GROWTH LEADS A STRONG YEAR

Emerging markets as a group, despite a short and sharp correction in the May-June period, had strong overall returns (in absolute terms), thus outperforming developed markets. Contributing to this performance was solid earnings growth and a generally bullish mood from investors buoyed by oil prices below US$60 per barrel. In this positive environment, emerging market stocks, which reported good earnings growth, were generally rewarded with sharply higher share prices.

Another significant contributor to the outperformance of the listed portfolio during the period was the strategic focus on growth wireless stocks. Notable positive contributors were Bharti (2.0% of the Fund as of October 31, 2006), America Movil S.A. de C.V. (15.3% of the Fund as of October 31, 2006) and NII Holdings Inc. (1.6% of the Fund as of October 31, 2006). Zero weighting in index heavyweights KT Corp. and Chunghwa Telecom Co. Ltd., which both underperformed by a substantial margin, also helped relative performance. The only notable detractor from performance for the non-private placement holdings was poor stock selection in Brazil. The private placement holdings, despite lagging for the majority of the period, received a substantial boost late in the year after a significant realization.

Ample liquidity at the corporate and private equity level provided fuel for a number of mergers and acquisitions. The Fund benefited from this trend by selling three holdings after receiving takeover bids for each company.

STRATEGIC REVIEW AND OUTLOOK: BUILDING ON INFRASTRUCTURE

The strong economic growth in emerging market economies continues to generate large numbers of middle-class consumers eager to become members of the mobile phone community. As our investments are poised to benefit from this trend, we are maintaining our large overweight to growth wireless stocks.

During the most recent quarter, we added to our investment in Philippine Long Distance Telephone Co. (PLDT) placing it among the top 10 Fund holdings at 2.4% of the Fund as of October 31, 2006. Unlike most of its incumbent peers, this company has discovered a new growth engine to replace the legacy fixed line franchise.

Additionally, we have been increasing our exposure in the infrastructure sector, providing what we believe is a good mix of earnings growth and dividend yield to the portfolio. In fact, infrastructure investments now account for approximately 6% of the Fund. Chronic infrastructure bottlenecks in a host of emerging market countries are providing a number of interesting investment opportunities in our view. We will look to build further upon this theme in the coming months.

We are cautiously optimistic about the outlook for the sector and emerging markets in general. The sheer size of the rally over the past 12 months suggests to us that a small correction would not be unexpected in the near term. We would use any such correction as an opportunity to add to our existing holdings.

PRIVATE PLACEMENTS UPDATE

As discussed in previous reports, most of the Fund's private placement holdings are technology oriented venture-capital funds. Following a series of consecutive write-downs related to the past difficult market environment for technology and telecom providers, the most recent twelve-month period saw more widespread stability and even had increases in valuations. Write-ups of these types of investments typically lagged recovery in the public markets, as these write-ups are generally the result of a third-party financing round, IPO or sale of an investment, while write-downs also reflect the manager's judgment with respect to any impairment of value.

During October 2006, the Fund wrote-up its investment in Independent Network Television Holding Ltd. after the company signed a definitive agreement to be acquired by another company. This transaction closed and the Fund received cash in December 2006.

Despite fluctuating markets during the period, which were particularly challenging in the last few months, several of these funds also benefited from appreciation of underlying investments, primarily in those companies that had already reached a level of maturity that allowed them to go public.

Distributions in this period increased significantly from the previous fiscal year ($4.6 million as compared to $1.6 million); as a result of the improving technology sector, in combination with the maturation of the underlying portfolio companies, which is beginning to drive a growing number of liquidity events (strategic sales or sales in the public markets). We would hope to see this trend continue and accelerate over the coming quarters. With this improved environment, the investment pace of the funds remained strong, with approximately $1.3 million of capital calls made by the fund investments during the period. We believe that recent investments made by general partners with whom we have invested are being done at better valuations and at a later stage in companies' development. Therefore, we hope that the results of such "post technology bubble" will be amongst the most successful over time.

Respectfully,


/s/ Neil Gregson                        /s/ Steven B. Plump
-------------------------------------   ----------------------------------------
Neil Gregson                            Steven B. Plump
Chief Investment Officer**              Chief Executive Officer and President***

INTERNATIONAL INVESTING ENTAILS SPECIAL RISK CONSIDERATIONS, INCLUDING CURRENCY FLUCTUATIONS, LOWER LIQUIDITY, ECONOMIC AND POLITICAL RISKS, AND DIFFERENCES IN ACCOUNTING METHODS; THESE RISKS ARE GENERALLY HEIGHTENED FOR EMERGING MARKET INVESTMENTS. SINCE THE FUND FOCUSES ITS INVESTMENTS ON COMPANIES INVOLVED IN TELECOMMUNICATIONS, AN INVESTMENT IN THE FUND MAY INVOLVE A GREATER DEGREE OF RISK THAN AN INVESTMENT IN OTHER FUNDS THAT SEEK CAPITAL APPRECIATION BY INVESTING IN A BROADER MIX OF ISSUERS.

IN ADDITION TO HISTORICAL INFORMATION, THIS REPORT CONTAINS FORWARD-LOOKING STATEMENTS, WHICH MAY CONCERN, AMONG OTHER THINGS, DOMESTIC AND FOREIGN MARKET, INDUSTRY AND ECONOMIC TRENDS AND DEVELOPMENTS AND GOVERNMENT REGULATION AND THEIR POTENTIAL IMPACT ON THE FUND'S INVESTMENTS. THESE STATEMENTS ARE SUBJECT TO RISKS AND UNCERTAINTIES AND ACTUAL TRENDS, DEVELOPMENTS AND REGULATIONS IN THE FUTURE AND THEIR IMPACT ON THE FUND COULD BE MATERIALLY DIFFERENT FROM THOSE PROJECTED, ANTICIPATED OR IMPLIED. THE FUND HAS NO OBLIGATION TO UPDATE OR REVISE FORWARD-LOOKING STATEMENTS.

----------
* The Morgan Stanley Capital International Emerging Markets Index is an unmanaged index (with no defined investment objective) of emerging-market equities that includes reinvestment of net dividends, and is the exclusive property of Morgan Stanley Capital International Inc. Investors cannot invest directly in an index.

** Neil Gregson, who is a Managing Director of Credit Suisse Asset Management, Limited ("Credit Suisse Ltd."), is head of emerging market equities, based in London. Prior to assuming this role in 2003, he was chief investment officer for equities in Emerging Europe, the Middle East and Africa. Mr. Gregson joined Credit Suisse Ltd. in 1990 after working as an investment analyst in Johannesburg. Previously, he was a mining engineer with Anglo American Corporation in South Africa. Mr. Gregson holds a BSc (Hons.) in mining engineering from Nottingham University. He is also the Chief Investment Officer of The First Israel Fund, Inc.

*** Steven B. Plump is a Managing Director of Credit Suisse Asset Management, LLC ("Credit Suisse") and CEO/President of the Fund. He joined Warburg Pincus Asset Management ("WPAM") in 1995 and came to Credit Suisse in 1999 when it acquired WPAM.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
PORTFOLIO SUMMARY
OCTOBER 31, 2006 (UNAUDITED)

SECTOR ALLOCATION

                                     [CHART]

                                               31-OCT-06   31-OCT-05
Diversified Telecommunication Services           23.04%      31.48%
Household Durables                                1.37%       0.00%
Independent Power Producers & Energy Traders      0.79%       1.14%
Media                                             4.59%       1.10%
Technology                                        0.81%       0.84%
Transport Infrastructure                          1.14%       0.00%
Venture Capital                                   7.74%      10.88%
Water Utilities                                   1.62%       0.00%
Wireless Telecommunication Services              55.39%      51.89%
Other                                             1.32%       1.15%
Cash & Other Assets                               2.19%       1.52%

AS A PERCENT OF NET ASSETS

GEOGRAPHIC ASSET BREAKDOWN

                                     [CHART]

                      31-OCT-06   31-OCT-05
Africa                   6.75%       7.65%
Asia                    45.21%      39.05%
Europe                   0.72%       4.33%
Latin America           29.05%      25.90%
Middle East              9.38%      14.29%
North America            2.39%       1.00%
Global                   4.31%       6.26%
Cash & Other Assets      2.19%       1.52%

AS A PERCENT OF NET ASSETS

SUMMARY OF SECURITIES BY COUNTRY/REGION

                                     [CHART]

                31-OCT-06   31-OCT-05
Brazil             6.64%       8.83%
China             15.52%      13.69%
Egypt              2.88%       7.11%
India              3.40%       2.58%
Indonesia          4.17%       3.01%
Israel             4.79%       7.18%
Mexico            19.88%      15.69%
Phillipines        2.84%       1.26%
Russia            12.88%       8.37%
South Africa       6.75%       7.65%
South Korea        4.49%       3.70%
United States      2.39%       1.00%
Global             4.31%       6.26%
Other              6.87%      12.15%

AS A PERCENT OF NET ASSETS

TOP 10 HOLDINGS, BY ISSUER

                                                                                            COUNTRY/     PERCENT OF
HOLDING                                                          SECTOR                      REGION      NET ASSETS
-------------------------------------------------------------------------------------------------------------------
1. America Movil S.A. de C.V.                      Wireless Telecommunication Services       Mexico         15.3
2. China Mobile (Hong Kong) Ltd.                   Wireless Telecommunication Services       China          14.4
3. MTN Group Ltd.                                  Wireless Telecommunication Services    South Africa       5.4
4. PT Telekomunikasi Indonesia                   Diversified Telecommunication Services     Indonesia        4.2
5. Independent Network Television Holding Ltd.                   Media                       Russia          3.7
6. SK Telecom Co., Ltd.                            Wireless Telecommunication Services     South Korea       3.6
7. Emerging Markets Ventures I, L.P.                         Venture Capital                 Global          3.4
8. Orascom Telecom Holding SAE                     Wireless Telecommunication Services       Egypt           2.9
9. Philippine Long Distance Telephone Co.        Diversified Telecommunication Services    Philippines       2.4
10. Mobile Telesystems                             Wireless Telecommunication Services       Russia          2.4

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
SCHEDULE OF INVESTMENTS
OCTOBER 31, 2006

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
EQUITY OR EQUITY-LINKED SECURITIES-97.81%
EQUITY OR EQUITY-LINKED SECURITIES OF
   TELECOMMUNICATION COMPANIES IN EMERGING
   COUNTRIES-89.93%
ASIA-1.74%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.74%
TVG Asian Communications
   Fund II, L.P.++++#
   (Cost $2,438,479)                                     3,622,118   $ 2,642,404
                                                                     -----------
BRAZIL-5.77%
DIVERSIFIED TELECOMMUNICATION SERVICES-3.21%
Brasil Telecom
   Participacoes S.A.                                   74,500,000       912,956
Brasil Telecom
   Participacoes S.A., ADR                                  22,000       736,340
Tele Norte Leste
   Participacoes S.A.                                       47,300     1,411,478
Tele Norte Leste
   Participacoes S.A., ADR[2]                              124,800     1,805,856
Telecomunicacoes
   de Sao Paulo S.A., ADR                                      200         4,710
                                                                     -----------
                                                                       4,871,340
                                                                     -----------
MEDIA-0.93%
Net Servicos de
   Comunicacao S.A., ADR+[2]                                70,533       708,857
Vivax S.A.+                                                 43,600       709,469
                                                                     -----------
                                                                       1,418,326
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES-1.63%
Tim Participacoes S.A., ADR[2]                              41,300     1,387,680
Vivo Participacoes S.A., ADR[2]                            312,800     1,091,672
                                                                     -----------
                                                                       2,479,352
                                                                     -----------
TOTAL BRAZIL (Cost $8,410,211)                                         8,769,018
                                                                     -----------
CHINA-15.52%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.13%
China Telecom Corp. Ltd.                                 4,543,000   $ 1,710,811
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES-14.39%
China Mobile (Hong Kong) Ltd.                            1,360,000    11,044,279
China Mobile (Hong Kong) Ltd., ADR[2]                      265,800    10,839,324
                                                                     -----------
                                                                      21,883,603
                                                                     -----------
TOTAL CHINA (Cost $12,314,274)                                        23,594,414
                                                                     -----------
EGYPT-2.88%
WIRELESS TELECOMMUNICATION SERVICES-2.88%
Orascom Telecom Holding SAE
   (Cost $3,086,067)                                        77,301     4,382,538
                                                                     -----------
INDIA-3.40%
DIVERSIFIED TELECOMMUNICATION SERVICES-1.40%
Mahanagar Telephone Nigam Ltd.                             186,900       582,848
Reliance Communications Ltd.+                              184,124     1,545,223
                                                                     -----------
                                                                       2,128,071
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES-2.00%
Bharti Airtel Ltd.+                                        258,874     3,041,722
                                                                     -----------
TOTAL INDIA (Cost $3,484,816)                                          5,169,793
                                                                     -----------
INDONESIA-4.17%
DIVERSIFIED TELECOMMUNICATION SERVICES-4.17%
PT Telekomunikasi Indonesia
   (Cost $3,334,639)                                     6,918,500     6,338,799
                                                                     -----------
ISRAEL-4.75%
DIVERSIFIED TELECOMMUNICATION SERVICES-0.52%
Lynx Photonic Networks*                                    375,394       344,048
Lynx Series E*                                             493,000       451,835
                                                                     -----------
                                                                         795,883
                                                                     -----------

                 See accompanying notes to financial statements.

                                                         NO. OF
DESCRIPTION                                           SHARES/UNITS      VALUE
--------------------------------------------------------------------------------
TECHNOLOGY-0.81%
SVE Star Ventures
   Enterprises GmbH & Co.
   No. IX KG++++#                                        1,750,000   $ 1,236,232
                                                                     -----------
VENTURE CAPITAL-3.42%
BPA Israel Ventures LLC++++#                             1,674,587     1,083,965
Concord Ventures
   Fund II L.P.++++#                                     3,840,000       946,771
Formula Ventures L.P.++++                                1,500,000        71,310
Giza GE Venture
   Fund III, L.P.++++#                                   2,640,000     1,558,181
K.T. Concord Venture
   Fund L.P.++++                                         2,000,000       579,996
Neurone Ventures II, L.P++++#                              573,684       163,962
Walden-Israel
   Ventures III, L.P.++++#                               1,070,438       788,185
                                                                     -----------
                                                                       5,192,370
                                                                     -----------
TOTAL ISRAEL (Cost $11,023,674)                                        7,224,485
                                                                     -----------
LATIN AMERICA-0.91%
VENTURE CAPITAL-0.91%
J.P. Morgan Latin America
   Capital Partners
   (Cayman), L.P.++++                                      862,507       763,805
J.P. Morgan Latin America
   Capital Partners
   (Delaware), L.P.++++#                                 1,355,207       623,637
                                                                     -----------
TOTAL LATIN AMERICA
   (Cost $1,065,762)                                                   1,387,442
                                                                     -----------
MEXICO-17.37%
DIVERSIFIED TELECOMMUNICATION SERVICES-2.12%
Telefonos de Mexico S.A
   de C.V., Class L, ADR[2]                                122,200     3,224,858
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES-15.25%
America Movil S.A. de C.V.,
  Series L, ADR[2]                                         540,700    23,179,809
                                                                     -----------
TOTAL MEXICO (Cost $8,348,223)                                        26,404,667
                                                                     -----------
MOROCCO-0.72%
DIVERSIFIED TELECOMMUNICATION SERVICES-0.72%
Maroc Telecom
   (Cost $830,508)                                          73,406   $ 1,097,130
                                                                     -----------
PHILIPPINES-2.39%
DIVERSIFIED TELECOMMUNICATION SERVICES-2.39%
Philippine Long Distance
   Telephone Co.
   (Cost $2,495,566)                                        76,100     3,633,730
                                                                     -----------
POLAND-0.72%
DIVERSIFIED TELECOMMUNICATION SERVICES-0.72%
Telekomunikacja Polska S.A.
   (Cost $1,004,035)                                       149,308     1,098,421
                                                                     -----------
RUSSIA-12.88%
DIVERSIFIED TELECOMMUNICATION SERVICES-2.54%
Comstar United
   Telesystems, GDR~                                       295,144     2,051,251
Sibirtelecom                                             6,100,200       506,317
Uralsvyazinform                                         13,533,617       518,337
VolgaTelecom, ADR                                          104,200       781,500
                                                                     -----------
                                                                       3,857,405
                                                                     -----------
MEDIA-3.66%
Independent Network
   Television Holding Ltd.,
   Series II++++                                             9,091     5,568,916
                                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES-6.68%
Mobile Telesystems, ADR[2]                                  82,000     3,614,560
OAO Vimpel Communications, ADR+[2]                          50,700     3,345,693
Sistema JSFC, GDR~                                          97,452     2,582,478
Sistema JSFC, GDR[2]                                        23,272       616,708
                                                                     -----------
                                                                      10,159,439
                                                                     -----------
TOTAL RUSSIA (Cost $11,961,202)                                       19,585,760
                                                                     -----------

                 See accompanying notes to financial statements.

                                                        NO. OF
DESCRIPTION                                          SHARES/UNITS       VALUE
--------------------------------------------------------------------------------
SOUTH AFRICA-6.75%

DIVERSIFIED TELECOMMUNICATION SERVICES-1.31%
Telkom South Africa Ltd.                                  107,827   $  1,991,817
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES-5.44%
MTN Group Ltd.                                            911,793      8,275,409
                                                                    ------------
TOTAL SOUTH AFRICA
   (Cost $8,024,627)                                                  10,267,226
                                                                    ------------
SOUTH KOREA-4.49%

WIRELESS TELECOMMUNICATION SERVICES-4.49%
KT Freetel Co., Ltd.                                       45,500      1,394,369
SK Telecom Co., Ltd.                                       21,190      4,589,409
SK Telecom Co., Ltd., ADR                                  35,000        842,800
                                                                    ------------
TOTAL SOUTH KOREA
   (Cost $6,274,755)                                                   6,826,578
                                                                    ------------
THAILAND-0.17%

DIVERSIFIED TELECOMMUNICATION SERVICES-0.17%
True Corporation Public
   Company Ltd,
   Foreign Registered+                                  1,145,900        262,134
True Corporation Public
   Company Ltd.,
   Foreign Registered, Warrants
   (expiring 04/03/08)+                                 1,717,483              0
                                                                    ------------
TOTAL THAILAND (Cost $267,797)                                           262,134
                                                                    ------------
TURKEY-0.99%

WIRELESS TELECOMMUNICATION SERVICES-0.99%
Turkcell Iletisim Hizmetleri AS
   (Cost $1,067,673)                                      280,404      1,510,817
                                                                    ------------
GLOBAL-4.31%

DIVERSIFIED TELECOMMUNICATION SERVICES-0.90%
TeleSoft Partners L.P.++++                              1,250,000        105,506
TeleSoft Partners II
   QP, L.P.++++#                                        1,920,000      1,261,630
                                                                    ------------
                                                                       1,367,136
                                                                    ------------
VENTURE CAPITAL-3.41%

Emerging Markets
   Ventures I, L.P.++++#                                7,248,829   $  5,176,870
                                                                    ------------
TOTAL GLOBAL (Cost $6,232,756)                                         6,544,006
                                                                    ------------
TOTAL EMERGING COUNTRIES
   (Cost $91,665,064)                                                136,739,362
                                                                    ------------
EQUITY SECURITIES OF TELECOMMUNICATION
   COMPANIES IN DEVELOPED COUNTRIES-2.39%

UNITED STATES-2.39%

INTERNET SOFTWARE & SERVICES-0.75%
Technology Crossover
   Ventures IV, L.P.++++#                               1,807,600      1,139,287
                                                                    ------------
WIRELESS TELECOMMUNICATION SERVICES-1.64%
NII Holdings Inc., Class B+                                38,300      2,490,649
                                                                    ------------
TOTAL DEVELOPED COUNTRIES
   (Cost $2,553,978)                                                   3,629,936
                                                                    ------------
EQUITY SECURITIES OF COMPANIES PROVIDING OTHER
   ESSENTIAL SERVICES IN THE DEVELOPMENT OF AN
   EMERGING COUNTRY'S INFRASTRUCTURE-5.49%

ARGENTINA-0.00%

INVESTMENT & HOLDING COMPANIES-0.00%
Exxel Capital Partners V, L.P.++++
   (Cost $380,520)                                      1,897,761              0
                                                                    ------------
BRAZIL-0.87%

ELECTRIC UTILITIES-0.53%
Terna Participacoes S.A.+                                  76,700        810,050
                                                                    ------------
INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS-0.34%
AES Tiete S.A., PN                                     20,143,000        511,960
                                                                    ------------
TOTAL BRAZIL (Cost $1,110,503)                                         1,322,010
                                                                    ------------

                 See accompanying notes to financial statements.

                                                       NO. OF
DESCRIPTION                                         SHARES/UNITS       VALUE
--------------------------------------------------------------------------------
CHILE-1.62%

WATER UTILITIES-1.62%
Inversiones Aguas
   Metropolitanas S.A., ADR~
   (Cost $2,080,064)                                   111,800     $  2,468,186
                                                                   ------------
ISRAEL-0.04%

INVESTMENT & HOLDING COMPANIES-0.04%
The Renaissance Fund LDC++++
   (Cost $482,671)                                         160           52,395
                                                                   ------------
MEXICO-2.51%

HOUSEHOLD DURABLES-1.37%
Urbi, Desarrollos Urbanos,
   S.A. de C.V.+                                       682,320        2,080,298
                                                                   ------------
TRANSPORTATION INFRASTRUCTURE-1.14%
Grupo Aeroportuario del
   Pacifico S.A. de C.V., ADR[2]                        46,100        1,739,814
                                                                   ------------
TOTAL MEXICO
   (Cost $3,295,974)                                                  3,820,112
                                                                   ------------
PHILIPPINES-0.45%

INDEPENDENT POWER PRODUCERS &
   ENERGY TRADERS-0.45%
First Gen Corporation
   (Cost $576,524)                                     634,900          687,817
                                                                   ------------
TOTAL OTHER ESSENTIAL SERVICES
   (Cost $7,926,256)                                                  8,350,520
                                                                   ------------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES
   (Cost $102,145,298)                                              148,719,818
                                                                   ------------

                                                      PRINCIPAL
                                                       AMOUNT
                                                       (000'S)
                                                    ------------
SHORT-TERM INVESTMENTS-17.37%
GRAND CAYMAN-2.52%
Bank of America, overnight
   deposit, 4.36% 11/01/06**
   (Cost $3,828,000)                                  $  3,828        3,828,000
                                                                   ------------
UNITED STATES-14.85%

Bear, Stearns & Co. Inc.,
   repurchase agreement
   (Agreement dated 10/31/2006
   to be repurchased at
   $673), 2.66%***,
   11/01/06, collateralized by U.S.
   Treasury Strips****                                $      1     $        673
Bear, Stearns & Co. Inc.,
   repurchase agreement
   (Agreement dated 10/31/2006
   to be repurchased at
   $22,584,993), 5.31%*****,
   11/01/06, collateralized by U.S.
   Treasury Strips****                                  22,582       22,581,661
                                                                   ------------
TOTAL UNITED STATES
   (Cost $22,582,334)                                                22,582,334
                                                                   ------------
TOTAL SHORT-TERM INVESTMENTS
   (Cost $26,410,334)                                                26,410,334
                                                                   ------------
TOTAL INVESTMENTS-115.18%
   (Cost $128,555,632) (Notes B,E,G)                                175,130,152
                                                                   ------------
LIABILITIES IN EXCESS OF CASH AND
   OTHER ASSETS-(15.18)%                                            (23,085,057)
                                                                   ------------
NET ASSETS-100.00%                                                 $152,045,095
                                                                   ============

----------
+       Non-income producing security.

+++ Restricted security, not readily marketable; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors, under procedures established by the Board of Directors. (See Notes B and H).

# As of October 31, 2006, the aggregate amount of open commitments for the Fund is $4,139,663. (See Note H).

[2]     Security or a portion thereof is out on loan.

* Not readily marketable security; security is valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. (See Note B).

~ SEC Rule 144A security. Such securities are traded only among "qualified institutional buyers."

** Variable rate account. Rate resets on a daily basis; amounts are available on the same business day.

***     Interest rate after any rebate earned by borrower of securities.

**** Represents security purchased with cash collateral received for securities on loan.

*****   Interest rate before any rebate earned by borrower of securities.

ADR     American Depositary Receipts.

GDR     Global Depositary Receipts.

PN      Preferred Shares.

                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2006

ASSETS
Investments, at value, including collateral for securities
   on loan of $22,582,334 (1)
   (Cost $128,555,632) (Notes B,E,G)                               $175,130,152
Cash (including $7,619 of foreign currencies with a cost of
   $7,654)                                                                7,636
Receivables:
   Investments sold                                                     326,925
   Dividends receivable                                                 139,627
Prepaid expenses                                                          4,433
                                                                   ------------
Total Assets                                                        175,608,773
                                                                   ------------
LIABILITIES
Payables:
   Upon return of securities loaned (Note B)                         22,582,334
   Investments purchased                                                653,620
   Investment advisory fee (Note C)                                     104,731
   Directors' fees                                                       34,330
   Administration fees (Note C)                                           9,954
   Other accrued expenses                                               178,709
                                                                   ------------
Total Liabilities                                                    23,563,678
                                                                   ------------
NET ASSETS (applicable to 8,606,361 shares of common stock
   outstanding) (Note D)                                           $152,045,095
                                                                   ============
NET ASSETS CONSIST OF
Capital stock, $0.001 par value; 8,606,361 shares issued and
   outstanding (100,000,000 shares authorized)                     $      8,606
Paid-in capital                                                     165,689,206
Undistributed net investment income                                     185,463
Accumulated net realized loss on investments and foreign
   currency related transactions                                    (60,412,919)
Net unrealized appreciation in value of investments and
   translation of other assets and liabilities denominated
   in foreign currencies                                             46,574,739
                                                                   ------------
Net assets applicable to shares outstanding                        $152,045,095
                                                                   ============
NET ASSET VALUE PER SHARE ($152,045,095/8,606,361)                 $      17.67
                                                                   ============
MARKET PRICE PER SHARE                                             $      16.00
                                                                   ============

----------
(1) Includes securities out on loan to brokers with a market value of $22,592,971.

                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

INVESTMENT INCOME
Income (Note B):
   Dividends                                                        $ 2,786,223
   Interest                                                             135,167
   Securities lending                                                    42,711
   Less: Investment loss allocated from partnerships                   (631,331)
   Less: Foreign taxes withheld                                        (186,497)
                                                                    -----------
   Total Investment Income                                            2,146,273
                                                                    -----------
Expenses:
   Investment advisory fees (Note C)                                  1,364,960
   Custodian fees                                                       150,036
   Administration fees (Note C)                                         100,493
   Directors' fees                                                       95,187
   Legal fees                                                            88,053
   Printing (Note C)                                                     81,378
   Audit and tax fees                                                    60,311
   Accounting fees                                                       40,098
   Shareholder servicing fees                                            19,936
   Indian capital gains tax                                              18,323
   Insurance                                                             10,570
   Stock exchange listing fees                                            5,191
   Brazilian taxes (Note B)                                               3,788
   Miscellaneous                                                         17,983
                                                                    -----------
   Total Expenses                                                     2,056,307
   Less: Fee waivers (Note C)                                           (27,519)
                                                                    -----------
   Net Expenses                                                       2,028,788
                                                                    -----------
   Net Investment Income                                                117,485
                                                                    -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY RELATED TRANSACTIONS
Net realized gain from:
   Investments                                                       13,397,162
   Foreign currency related transactions                                 67,978
Net change in unrealized appreciation in value of
   investments and translation of other assets and
   liabilities denominated in foreign currencies                     28,947,017
                                                                    -----------
Net realized and unrealized gain on investments and foreign
   currency related transactions                                     42,412,157
                                                                    -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $42,529,642
                                                                    ===========

                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE FISCAL YEARS ENDED
                                                            OCTOBER 31,
                                                   -----------------------------
                                                        2006            2005
                                                   ------------    -------------
INCREASE IN NET ASSETS
Operations:
   Net investment income                           $    117,485    $    144,112
   Net realized gain on investments and foreign
      currency related transactions                  13,465,140      15,094,287
   Net change in unrealized appreciation in
      value of investments and translation of
      other assets and liabilities denominated
      in foreign currencies                          28,947,017       8,684,985
                                                   ------------    ------------
      Net increase in net assets resulting from
         operations                                  42,529,642      23,923,384
                                                   ------------    ------------
Capital share transactions (Note I):
   Cost of 26,500 and 47,160 shares purchased
      under the share repurchase program,
      respectively                                     (307,233)       (451,752)
                                                   ------------    ------------
      Total increase in net assets                   42,222,409      23,471,632
                                                   ------------    ------------
NET ASSETS
Beginning of year                                   109,822,686      86,351,054
                                                   ------------    ------------
End of year                                        $152,045,095*   $109,822,686
                                                   ============    ============

----------
*    Includes undistributed net investment income of $185,463.

                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED OCTOBER 31, 2006

DECREASE IN CASH FROM
Operating Activities:
   Investment income received                            $  2,773,320
   Operating expenses paid                                 (1,922,638)
   Purchases of long-term portfolio investments           (51,734,900)
   Proceeds from disposition of long-term portfolio
      investments                                          54,213,128
   Net purchase of short-term portfolio investments        (3,022,000)
   Cost of shares repurchased                                (307,233)
                                                         ------------
   Net decrease in cash from operating activities                       $       (323)
Cash at beginning of year                                                      7,959
                                                                        ------------
Cash at end of year                                                     $      7,636
                                                                        ============
RECONCILIATION OF NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS TO NET DECREASE IN CASH
FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations                    $ 42,529,642
Adjustments:
   Increase in accrued expenses                          $    104,150
   Increase in receivables                                     (4,284)
   Decrease in prepaid expenses                                 2,000
   Net decrease in cash from investment transactions         (543,772)
   Cost of shares repurchased                                (307,233)
   Net investment loss allocated from partnerships            631,331
   Net realized and unrealized gain on investments and
      foreign currency related transactions               (42,412,157)
                                                         ------------
Total adjustments                                                        (42,529,965)
                                                                        ------------
NET DECREASE IN CASH FROM OPERATING ACTIVITIES                          $       (323)
                                                                        ============

                 See accompanying notes to financial statements.

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
FINANCIAL HIGHLIGHTS~

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.

                                                           FOR THE FISCAL         FOR THE          FOR THE FISCAL YEARS
                                                             YEARS ENDED       ELEVEN MONTHS               ENDED
                                                              OCTOBER 31,          ENDED               NOVEMBER 30,
                                                         -------------------    OCTOBER 31,    ------------------------------
                                                           2006       2005         2004~~        2003       2002        2001
                                                         --------   --------   -------------   -------    -------     -------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $  12.72   $   9.95    $  8.17        $  7.30    $  8.42     $ 10.35
                                                         --------   --------    -------        -------    -------     -------
Net investment income/(loss)                                 0.01+      0.02+      0.01+         (0.10)+    (0.15)+++   (0.12)++
Net realized and unrealized gain/(loss) on investments
   and foreign currency related transactions                 4.93       2.74       1.70           0.97      (1.03)      (1.88)
                                                         --------   --------    -------        -------    -------     -------
Net increase/(decrease) in net assets resulting from
   operations                                                4.94       2.76       1.71           0.87      (1.18)      (2.00)
                                                         --------   --------    -------        -------    -------     -------
Dividends and distributions to shareholders:
   Net investment income                                       --         --         --             --         --          --
   Net realized gain on investments and foreign
      currency related transactions                            --         --         --             --         --          --
                                                         --------   --------    -------        -------    -------     -------
Total dividends and distributions to shareholders              --         --         --             --         --          --
                                                         --------   --------    -------        -------    -------     -------
Anti-dilutive impact due to capital shares tendered
   or repurchased                                            0.01       0.01       0.07             --       0.06        0.07
                                                         --------   --------    -------        -------    -------     -------
Net asset value, end of period                           $  17.67   $  12.72    $  9.95        $  8.17    $  7.30     $  8.42
                                                         --------   --------    -------        -------    -------     -------
Market value, end of period                              $  16.00   $  10.91    $  8.52        $  6.85    $  6.22     $  6.88
                                                         --------   --------    -------        -------    -------     -------
Total investment return (a)                                 46.65%     28.05%     24.38%         10.13%     (9.59)%    (10.50)%
                                                         --------   --------    -------        -------    -------     -------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                  $152,045   $109,823    $86,351        $74,899    $66,937     $90,771
Ratio of expenses to average net assets (b)                  1.62%      1.93%      1.81%(c)       1.77%      1.90%       1.76%
Ratio of expenses to average net assets, excluding
   taxes                                                     1.60%      1.92%      1.81%(c)       1.77%      1.77%       1.74%
Ratio of net investment income/(loss) to average net
   assets                                                    0.09%      0.15%      0.13%(c)      (1.33)%    (1.89)%     (1.18)%
Portfolio turnover rate                                     39.79%     80.95%     71.57%        120.31%     94.89%      82.16%

~ Per share amounts prior to November 3, 2000 have been restated to reflect a conversion factor of 0.9994 for shares issued in connection with the merger of The Emerging Markets Infrastructure Fund, Inc. and The Emerging Markets Telecommunications Fund, Inc.

~~ On August 9, 2004, the Fund's Board of Directors approved a change in the Fund's fiscal year-end from November 30 to October 31. The financial highlights for 2004 represent the eleven-month period beginning on December 1, 2003 and ending October 31, 2004.

+    Based on average shares outstanding.

++ Based on shares outstanding on November 21, 2001 (prior to the 2001 tender offer) and November 30, 2001.

+++ Based on shares outstanding on November 6, 2002 (prior to the 2002 tender offer) and November 30, 2002.

(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program.

(b) Ratios shown are inclusive of Brazilian transaction and Chilean repatriation taxes, if any.

(c)  Annualized.

                 See accompanying notes to financial statements.

                                                            FOR THE
                                                          SIX MONTHS
                                                             ENDED          FOR THE FISCAL YEARS ENDED MAY 31,
                                                          NOVEMBER 30,   ----------------------------------------
                                                              2000         2000       1999      1998       1997
                                                         -------------   --------   -------   --------   --------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                     $  18.36        $  12.13   $ 16.37   $  21.54   $  20.95
                                                         --------        --------   -------   --------   --------
Net investment income/(loss)                                (0.14)+         (0.20)+   (0.04)+    (0.06)      0.10
Net realized and unrealized gain/(loss) on investments
   and foreign currency related transactions                (4.78)           6.14     (2.41)     (1.40)      2.86
                                                         --------        --------   -------   --------   --------
Net increase/(decrease) in net assets resulting from
   operations                                               (4.92)           5.94     (2.45)     (1.46)      2.96
                                                         --------        --------   -------   --------   --------
Dividends and distributions to shareholders:
   Net investment income                                       --              --        --      (0.09)     (0.27)
   Net realized gain on investments and foreign
      currency related transactions                         (3.09)             --     (1.96)     (3.62)     (2.10)
                                                         --------        --------   -------   --------   --------
Total dividends and distributions to shareholders           (3.09)             --     (1.96)     (3.71)     (2.37)
                                                         --------        --------   -------   --------   --------
Anti-dilutive impact due to capital shares tendered
   or repurchased                                              --            0.29      0.17         --         --
                                                         --------        --------   -------   --------   --------
Net asset value, end of period                           $  10.35        $  18.36   $ 12.13   $  16.37   $  21.54
                                                         --------        --------   -------   --------   --------
Market value, end of period                              $  7.688        $ 13.508   $ 9.819   $ 13.008   $ 17.385
                                                         --------        --------   -------   --------   --------
Total investment return (a)                                (28.46)%         37.58%    (9.99)%    (4.57)%    14.31%
                                                         --------        --------   -------   --------   --------
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)                  $131,325        $130,300   $94,026   $138,023   $181,627
Ratio of expenses to average net assets (b)                  1.91%(c)        2.24%     2.09%      2.32%      1.90%
Ratio of expenses to average net assets, excluding
   taxes                                                     1.91%(c)        2.04%     2.01%      1.82%      1.82%
Ratio of net investment income/(loss) to average net
   assets                                                   (1.50)%(c)      (1.15)%   (0.33)%    (0.29)%     0.52%
Portfolio turnover rate                                     51.72%         113.75%   179.66%    162.58%     42.14%

THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.
NOTES TO FINANCIAL STATEMENTS
OCTOBER 31, 2006

NOTE A. ORGANIZATION

The Emerging Markets Telecommunications Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company.

NOTE B. SIGNIFICANT ACCOUNTING POLICIES

USE OF ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

SECURITY VALUATION: The net asset value of the Fund is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. Equity investments are valued at market value, which is generally determined using the closing price on the exchange or market on which the security is primarily traded at the time of valuation (the "Valuation Time"). If no sales are reported, equity investments are generally valued at the most recent bid quotation as of the Valuation Time or at the lowest ask quotation in the case of a short sale of securities. Debt securities with a remaining maturity greater than 60 days are valued in accordance with the price supplied by a pricing service, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Debt obligations that will mature in 60 days or less are valued on the basis of amortized cost, which approximates market value, unless it is determined that this method would not represent fair value. Investments in mutual funds are valued at the mutual fund's closing net asset value per share on the day of valuation.

Securities and other assets for which market quotations are not readily available, or whose values have been materially affected by events occurring before the Fund's Valuation Time, but after the close of the securities' primary market, are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors. The Fund may utilize a service provided by an independent third party which has been approved by the Board of Directors to fair value certain securities. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. At October 31, 2006, the Fund held 16.15% of its net assets in securities valued at fair value as determined in good faith under procedures established by the Board of Directors with an aggregate cost of $23,410,239 and fair value of $24,558,935. The Fund's estimate of fair value assumes a willing buyer and a willing seller neither acting under the compulsion to buy or sell. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could differ from the prices originally paid by the Fund or the current carrying values, and the difference could be material.

SHORT-TERM INVESTMENT: The Fund sweeps available cash into a short-term time deposit available through Brown Brothers Harriman & Co., the Fund's custodian. The short-term time deposit is a variable rate account classified as a short-term investment.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and U.S. income tax purposes. Interest income is accrued as earned; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and make the requisite distributions to its shareholders sufficient to relieve it from all or substantially all U.S. income and excise taxes.

Income received by the Fund from sources within emerging countries and other foreign countries may be subject to withholding and other taxes imposed by such countries.

Under certain circumstances the Fund may be subject to a maximum of 36% Israeli capital gains tax on gains derived from the sale of certain Israeli investments. For the fiscal year ended October 31, 2006, the Fund did not incur such expense.

For the fiscal year ended October 31, 2006, the Fund earned $175,256 in capital gains from investments in Indian securities, for which it paid $18,323 in capital gains tax.

Brazil imposes a CONTRIBUCAO PROVISORIA SOBRE MOVIMENTACAOES FINANCIERAS ("CPMF") tax that applies to foreign exchange transactions related to dividends carried out by financial institutions. The tax rate is 0.38%. For the fiscal year ended October 31, 2006, the Fund incurred $3,788 of such expense.

For Chilean securities the Fund accrues foreign taxes on realized gains as a liability and reduction of realized/unrealized gains in an amount equal to what the Fund would owe if the securities were sold on valuation date. Taxes on foreign income are recorded when the related income is recorded. For the fiscal year ended October 31, 2006, the Fund accrued no such expense.

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the valuation date rate of exchange; and

     (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

The Fund reports certain foreign currency related transactions and foreign taxes withheld on security transactions as components of realized gains for financial reporting purposes, whereas such foreign currency related transactions are treated as ordinary income for U.S. federal income tax purposes.

Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in value of investments, and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange gains or losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

SECURITIES LENDING: The market value of securities out on loan to brokers at October 31, 2006, was $22,592,971, for which the Fund has received cash as collateral of $22,582,334. Such cash collateral was reinvested into an overnight repurchase agreement with Bear, Stearns & Co. Inc. ("Bear Stearns"), which was in turn collateralized by U.S. Treasury Strips with a value of $23,241,361. Security loans are required at all times to have collateral at least equal to 100% of the market value of the securities on loan; however, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. During the fiscal year ended October 31, 2006, total earnings from the investment of cash collateral received by the Fund in a securities lending arrangement with Bear, Stearns Securities Corp. as the sole borrower was $341,561, of which $298,850 was rebated to Bear, Stearns Securities Corp. The Fund retained $42,711 from the cash collateral investment.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

PARTNERSHIP ACCOUNTING POLICY: The Fund records its pro-rata share of the income/(loss) and capital gains/(losses) allocated from the underlying partnerships and adjusts the cost of the underlying partnerships accordingly. These amounts are included in the Fund's Statement of Operations.

OTHER: Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. Amounts repatriated prior to the end of specified periods may be subject to taxes as imposed by a foreign country.

The emerging countries' securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the securities of many companies in emerging countries may be held by a limited number of persons, which may limit the number of securities available for investment by the Fund. The limited liquidity of emerging country securities markets may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so.

The Fund is sector concentrated and therefore invests a high percentage of its assets in the telecommunications sector. As a result, the financial, economic, business and political developments in a particular sector of the market, positive or negative, have a greater impact on the Fund's net asset value and will cause its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. Under normal market conditions, it will invest not less than 80% of its net assets in a group of related industries within the telecommunications sector of the market.

The Fund, subject to local investment limitations, may invest up to 25% of its assets (at the time of commitment) in illiquid equity securities, including securities of private equity funds (whether in corporate or partnership form) that invest primarily in the emerging markets. When investing through another investment fund, the Fund will bear its proportionate share of the expenses incurred by that fund, including management fees. Such securities are expected to be illiquid which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Further, companies whose securities are not publicly traded may not be subject to the disclosures and other investor protection requirements applicable to companies whose securities are publicly traded.

The Fund may enter into repurchase agreements ("repos") on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repos are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repos are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At October 31, 2006, the Fund had no such agreements, other than the cash collateral received that was reinvested in a repo under the Fund's securities lending program.

NOTE C. AGREEMENTS

Credit Suisse Asset Management, LLC ("Credit Suisse"), serves as the Fund's investment adviser with respect to all investments. Credit Suisse receives as compensation for its advisory services from the Fund, an annual fee, calculated weekly and paid quarterly, equal to 1.25% of the first $100 million of the Fund's average weekly market value or net assets (whichever is lower), 1.125% of the next $100 million and 1.00% of amounts in excess of $200 million. Credit Suisse has agreed to waive a portion of the advisory fee. For the fiscal year ended October 31, 2006, Credit Suisse earned $1,364,960 for advisory services, of which Credit Suisse waived $27,519. Credit Suisse will not recapture from the fund any fees they waived during the fiscal year ended October 31, 2006. Credit Suisse also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the fiscal year ended October 31, 2006, Credit Suisse was reimbursed $15,199 for administrative services rendered to the Fund.

Credit Suisse Asset Management Limited ("Credit Suisse Ltd. U.K.") and Credit Suisse Asset Management Limited ("Credit Suisse Ltd. Australia"), affiliates of Credit Suisse, are sub-investment advisers to the Fund. Credit Suisse Ltd. U.K. and Credit Suisse Ltd. Australia's sub-investment advisory fees are paid by Credit Suisse out of Credit Suisse's net investment advisory fee and are not paid by the Fund.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is calculated weekly based on the Fund's average weekly net assets. For the fiscal year ended October 31, 2006, BSFM earned $85,294 for administrative services.

BankBoston, N.A., Sao Paulo ("BBNA") serves as the Fund's administrator with respect to Brazilian investments. BBNA is paid for its services out of the custody fee payable to Brown Brothers Harriman & Co., the Fund's accounting agent and custodian, a quarterly fee based on the average month end Brazilian assets of the Fund.

Merrill Corporation ("Merrill"), an affiliate of Credit Suisse, has been engaged by the Fund to provide certain financial printing services. For the fiscal year ended October 31, 2006, Merrill was paid $22,131 for its services to the Fund.

The Independent Directors receive fifty percent (50%) of their annual retainer in the form of shares purchased by the Fund's transfer agent in the open market. Directors as a group own less than 1% of the Fund's outstanding shares.

NOTE D. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001 par value. Of the 8,606,361 shares outstanding at October 31, 2006, Credit Suisse owned 14,333 shares.

NOTE E. INVESTMENT IN SECURITIES

For the fiscal year ended October 31, 2006, purchases and sales of securities, other than short-term investments, were $52,388,520 and $48,839,649, respectively.

NOTE F. CREDIT FACILITY

The Fund, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a $75 million committed, unsecured, line of credit facility ("Credit Facility") with Deutsche Bank, A.G. as administrative agent and syndication agent and State Street Bank and Trust Company as operations agent for temporary or emergency purposes. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee at a rate of 0.10% per annum on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at the Federal Funds rate plus 0.50%. During the fiscal year ended October 31, 2006, the Fund had no borrowings under the Credit Facility.

NOTE G. FEDERAL INCOME TAXES

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales, and excise tax regulations. There were no distributions made during the fiscal years ended October 31, 2005 and October 31, 2006.

The tax basis of components of distributable earnings differ from the amounts reflected in the statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to losses deferred on wash sales. At October 31, 2006, the components of distributable earnings on a tax basis, for the Fund were as follows:

Undistributed ordinary income   $    185,463
Accumulated net realized loss    (60,227,058)
Unrealized appreciation           46,388,878
                                ------------
Total accumulated deficit       $(13,652,717)
                                ============

At October 31, 2006, the Fund had a capital loss carryforward for U.S. federal income tax purposes of $60,227,058. This amount is subject to Internal Revenue Code limitations. Capital loss carryforwards of $37,224,818, $17,356,479 and $5,645,761 expire in 2009, 2010 and 2011, respectively. It is uncertain whether the Fund will be able to realize the benefits before they expire. During the fiscal year ended October 31, 2006, the Fund utilized capital loss carryforwards of $13,246,512.

At October 31, 2006, the identified cost for federal income tax purposes, as well as the gross unrealized appreciation from investments for those securities having an excess of value over cost, gross unrealized depreciation from investments for those securities having an excess of cost over value and the net unrealized appreciation from investments were $128,741,493, $52,833,568, $(6,444,909) and $46,388,659, respectively.

At October 31, 2006, the Fund reclassified $67,978 from accumulated net realized loss on investments and foreign currency related transactions to accumulated net investment income. Net assets were not affected by these reclassifications.

NOTE H. RESTRICTED SECURITIES

Certain of the Fund's investments are restricted as to resale and are valued at fair value as determined in good faith by, or under the direction of, the Board of Directors under procedures established by the Board of Directors in the absence of readily ascertainable market values.

                                                                                        VALUE
                               NUMBER OF                                      FAIR       PER    PERCENT
                                 UNITS/                                     VALUE AT    UNIT/    OF NET  DISTRIBUTIONS     OPEN
SECURITY                         SHARES   ACQUISITION DATE(S)     COST      10/31/06    SHARE    ASSETS     RECEIVED    COMMITMENTS
--------                       ---------  -------------------  ----------  ----------  -------  -------  -------------  -----------
BPA Israel Ventures LLC        1,577,293  10/05/00 - 09/21/05  $1,134,016  $1,020,986  $  0.65    0.67
                                  97,294       12/09/05            95,178      62,979     0.65    0.04
                               ---------                       ----------  ----------             ----     ----------     --------
                               1,674,587                        1,229,194   1,083,965             0.71     $       --     $625,413
                               ---------                       ----------  ----------             ----     ----------     --------
Concord Ventures Fund II L.P.  3,760,000  03/29/00 - 07/11/05   2,576,179     927,047     0.25    0.61
                                  80,000       04/12/06            79,172      19,724     0.25    0.01
                               ---------                       ----------  ----------             ----     ----------     --------
                               3,840,000                        2,655,351     946,771             0.62        151,554      160,000
                               ---------                       ----------  ----------             ----     ----------     --------
Emerging Markets Ventures
   I, L.P.                     7,215,129  01/22/98 - 06/30/05   4,637,931   5,152,803     0.71    3.39
                                  33,700       01/10/06            31,936      24,067     0.71    0.02
                               ---------                       ----------  ----------             ----     ----------     --------
                               7,248,829                        4,669,867   5,176,870             3.41      3,128,680      851,172
                               ---------                       ----------  ----------             ----     ----------     --------
Exxel Capital Partners
   V, L.P.                     1,897,761  05/11/98 - 12/03/98     380,520           0     0.00    0.00        205,185           --
                               ---------                       ----------  ----------             ----     ----------     --------
Formula Ventures L.P.          1,500,000  08/06/99 - 06/14/04     364,889      71,310     0.05    0.05        442,832           --
                               ---------                       ----------  ----------             ----     ----------     --------
Giza GE Venture Fund
   III, L.P.                   2,475,000  01/31/00 - 08/10/05   1,756,567   1,460,795     0.59    0.96
                                  55,000       03/02/06            55,387      32,462     0.59    0.02
                                 110,000       07/03/06           112,186      64,924     0.59    0.05
                               ---------                       ----------  ----------             ----     ----------     --------
                               2,640,000                        1,924,140   1,558,181             1.03        269,219      110,000
                               ---------                       ----------  ----------             ----     ----------     --------
Independent Network
   Television Holding Ltd,
   Series II                       9,091       07/06/98         1,000,000   5,568,916   612.57    3.66             --           --
                               ---------                       ----------  ----------             ----     ----------     --------
J.P. Morgan Latin America
   Capital Partners (Cayman),
   L.P.                          835,097  04/10/00 - 08/02/05     563,711     739,532     0.89    0.49
                                  27,410       06/27/06            29,736      24,273     0.89    0.01
                               ---------                       ----------  ----------             ----     ----------     --------
                                 862,507                          593,447     763,805             0.50        708,606           --
                               ---------                       ----------  ----------             ----     ----------     --------

                                                                                         VALUE
                              NUMBER OF                                        FAIR       PER    PERCENT
                                UNITS/                                       VALUE AT    UNIT/    OF NET  DISTRIBUTIONS     OPEN
SECURITY                        SHARES   ACQUISITION DATE(S)      COST       10/31/06    SHARE    ASSETS     RECEIVED    COMMITMENTS
--------                      ---------  -------------------  -----------  -----------  -------  -------  -------------  -----------
J.P. Morgan Latin America
   Capital Partners
   (Delaware), L.P.           1,339,000  04/10/00 - 08/02/05  $   461,329  $   616,179  $  0.46    0.41
                                  3,998       12/27/05                  0        1,840     0.46    0.00
                                 12,209       03/09/06             10,986        5,618     0.46    0.00
                              ---------                       -----------  -----------            -----    -----------    ----------
                              1,355,207                           472,315      623,637             0.41    $ 1,191,615    $  640,026
                              ---------                       -----------  -----------            -----    -----------    ----------
K.T. Concord Venture
   Fund L.P.                  2,000,000  12/08/97 - 09/29/00    1,592,648      579,996     0.29    0.38      1,089,099            --
                              ---------                       -----------  -----------            -----    -----------    ----------
Neurone Ventures II, L.P.       536,184  11/24/00 - 08/15/05      140,893      153,244     0.29    0.10
                                 37,500       04/17/06             26,734       10,718     0.29    0.01
                              ---------                       -----------  -----------            -----    -----------    ----------
                                573,684                           167,627      163,962             0.11        248,989       187,500
                              ---------                       -----------  -----------            -----    -----------    ----------
SVE Star Ventures
   Enterprises GmbH & Co.
   No. IX KG                  1,500,000  12/21/00 - 03/30/05    1,207,334    1,059,627     0.71    0.70
                                250,000       05/04/06            248,663      176,605     0.71    0.11
                              ---------                       -----------  -----------            -----    -----------    ----------
                              1,750,000                         1,455,997    1,236,232             0.81             --       250,000
                              ---------                       -----------  -----------            -----    -----------    ----------
Technology Crossover
   Ventures IV, L.P.          1,708,800  03/08/00 - 10/24/05      694,893    1,077,016     0.63    0.71
                                 58,800       05/05/06             54,293       37,060     0.63    0.02
                                 40,000       07/24/06             37,191       25,211     0.63    0.02
                              ---------                       -----------  -----------            -----    -----------    ----------
                              1,807,600                           786,377    1,139,287             0.75        938,052       192,400
                              ---------                       -----------  -----------            -----    -----------    ----------
TeleSoft Partners L.P.        1,250,000  07/22/97 - 06/07/01      452,211      105,506     0.08    0.07      7,203,101            --
                              ---------                       -----------  -----------            -----    -----------    ----------
TeleSoft Partners II QP,
   L.P.                       1,740,000  07/14/00 - 12/09/04      934,505    1,143,352     0.66    0.75
                                180,000        6/6/06             176,173      118,278     0.66    0.08
                              ---------                       -----------  -----------            -----    -----------    ----------
                              1,920,000                         1,110,678    1,261,630             0.83        467,815       480,000
                              ---------                       -----------  -----------            -----    -----------    ----------
The Renaissance Fund LDC            160  03/30/94 - 03/21/97      482,671       52,395   327.47    0.03      1,497,612            --
                              ---------                       -----------  -----------            -----    -----------    ----------
TVG Asian Communications
   Fund II, L.P.              3,622,118  06/07/00 - 10/27/05    2,438,479    2,642,404     0.73    1.74        837,379       338,589
                              ---------                       -----------  -----------            -----    -----------    ----------
Walden-Israel Ventures III,
   L.P.                         774,813  02/23/01 - 06/09/05      506,909      570,510     0.74    0.38
                                 89,375       11/22/05             76,218       65,809     0.74    0.04
                                 89,375       03/29/06             76,933       65,809     0.74    0.04
                                116,875       08/01/06            114,576       86,057     0.74    0.06
                              ---------                       -----------  -----------            -----    -----------    ----------
                              1,070,438                           774,636      788,185             0.52        728,770       304,563
                              ---------                       -----------  -----------            -----    -----------    ----------
Total                                                         $22,551,047  $23,763,052            15.63    $19,108,508    $4,139,663
                                                              ===========  ===========            =====    ===========    ==========

The Fund may incur certain costs in connection with the disposition of the above securities.

NOTE I. SHARE REPURCHASE PROGRAM/SELF-TENDER POLICY

SHARE REPURCHASE PROGRAM: The Board of Directors of the Fund, at a meeting held on November 21, 2003, authorized management to make open market purchases from time to time in an amount up to 10% of the Fund's outstanding shares whenever the Fund's shares are trading at a discount to net asset value of 15% or more. Open market purchases may also be made within the discretion of management if the discount is less than 15%. The Board has instructed management to report repurchase activity to it regularly, and to post the number of shares repurchased on the Fund's website on a monthly basis. For the fiscal year ended October 31, 2006, the Fund repurchased 26,500 of its shares for a total cost of $307,233 at a weighted discount of 13.13% from its net asset value. For the fiscal year ended October 31, 2005, the Fund repurchased 47,160 of its shares for a total cost of $451,752 at a weighted discount of 14.31% from its net asset value. The Board at the same time determined to suspend the Fund's annual self-tender program that had been announced in June of 2000.

SELF-TENDER POLICY: In January 2005, the Fund adopted a policy to make annual self-tenders for its shares of common stock. Each annual self-tender will be in the amount equal to the net proceeds realized by the Fund during the year from its illiquid private equity investments less any capital commitments that are funded during that year, commencing with a self-tender in an amount equal to such net proceeds as are realized by the Fund during 2005.

A self-tender will be made in any year only if the shares to be purchased under this formula would equal 5% or more of the Fund's then outstanding shares; otherwise, the amounts that would have been applied will be carried over in calculating the amount to be applied in the next year. The price per share in the self-tenders will be fixed at 95% of the net asset value of the Fund's shares at the conclusion of the tender offer period, which is expected to occur near the end of each calendar year.

Based upon distributions from private equity investments less capital commitments during 2005, the Fund was not required to conduct a self-tender in respect of that year. The self-tender policy may be modified or rescinded by the Board of Directors based on economic or market conditions or other factors, including such factors as a significant reduction in the percentage of the Fund's net assets represented by private equity investments, a risk of material adverse regulatory or tax consequences or a risk of the Fund's shares becoming subject to a delisting by the American Stock Exchange.

NOTE J. RECENT ACCOUNTING PRONOUNCEMENTS

During June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation 48 ("FIN 48" or the "Interpretation"), ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT 109. FIN 48 supplements FASB Statement 109, ACCOUNTING FOR INCOME TAXES, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is "more likely than not" to be sustained based solely on its technical merits. Management must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position's sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years, beginning after November 15, 2007 and interim periods within those fiscal years.

At this time, management is evaluating the implications of FIN 48 and FAS 157 and their impact on the financial statements has not yet been determined.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of The Emerging Markets Telecommunications Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, cash flows, and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") at October 31, 2006, the results of its operations and of cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the years (or periods) presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2006 by correspondence with the custodian, brokers, and private equity issuers, provide a reasonable basis for our opinion.

As explained in Note B, the financial statements include securities valued at $24,558,935 (16.15% of net assets), whose fair values have been determined in good faith under procedures established by the Board of Directors in the absence of readily ascertainable market values. We have reviewed the procedures established by the Board of Directors to value such securities and have inspected underlying documentation, and, in the circumstances, we believe the procedures are reasonable and the documentation appropriate. However, these values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material.

PricewaterhouseCoopers LLP

Baltimore, Maryland
December 18, 2006

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On February 10, 2006, the Annual Meeting of Shareholders of The Emerging Markets Telecommunications Fund, Inc. (the "Fund") was held and the following matter was voted upon:

(1)  To elect four directors to the Board of Directors of the Fund:

NAME OF DIRECTOR                                               FOR      WITHHELD
----------------                                            ---------   --------
Walter Eberstadt (Class II)                                 7,572,324    173,547
Phillip Goldstein (Class I)                                 7,697,616     48,255
Steven N. Rappaport (Class II)                              7,308,922    436,949
Martin M. Torino (Class I)                                  7,572,288    173,583

In addition to the directors elected at the meeting, Enrique R. Arzac and James
J. Cattano continue to serve as Directors of the Fund.

Effective December 6, 2005, Enrique R. Arzac was appointed as Chairman of the Board. Michael E. Kenneally, who previously held this position, resigned effective December 6, 2005.

Effective February 15, 2006, Lawrence Haber was appointed as a Director of the Fund.

DESCRIPTION OF INVESTLINK(SM) PROGRAM (UNAUDITED)

The InvestLink(SM) Program is sponsored and administered by Computershare Trust Company N.A. ("Computershare"), not by the Fund. Computershare will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide existing shareholders with a simple and convenient way to invest additional funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

In order to participate in the Program, you must be a registered holder of at least one Share of stock of the Fund. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. All cash payments must be drawn on a U.S. bank and payable in U.S. dollars. Checks must be made payable to Computershare. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions.) Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The investment date for cash payments is the 25th day of each month (or the next trading day if the 25th is not a trading day). The investment date for dividend reinvestment is the dividend payment date. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program

Administrator during such time period. All sale requests having an anticipated market value of $100,000.00 or more are expected to be submitted in written form. In addition, all sale requests received by the Program Administrator within thirty (30) days of an address change are expected to be submitted in written form.

Computershare, as Program Administrator, administers the Program for participants, keeps records, sends statements of account to participants and performs other duties relating to the Program. Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semiannual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program.

The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested shareholder may participate in the Program. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested shareholder may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers:
(800) 730-6001 (U.S. and Canada) or (781) 575-3100 (outside U.S. and Canada).
All correspondence regarding the Program should be directed to: Computershare Trust Company, N.A., InvestLink(SM) Program, P.O. Box 43010, Providence, RI 02940-3010.

InvestLink is a service mark of Computershare Trust Company, N.A.

INFORMATION CONCERNING DIRECTORS AND OFFICERS (UNAUDITED)

                                                     TERM                                    NUMBER OF
                                                   OF OFFICE                                PORTFOLIOS
                                                      AND                                     IN FUND
                                 POSITION(S)        LENGTH               PRINCIPAL            COMPLEX               OTHER
     NAME, ADDRESS AND            HELD WITH         OF TIME        OCCUPATION(S) DURING     OVERSEEN BY         DIRECTORSHIPS
       DATE OF BIRTH                 FUND            SERVED          PAST FIVE YEARS          DIRECTOR         HELD BY DIRECTOR
---------------------------  -------------------  ------------  -------------------------  ------------  ---------------------------
INDEPENDENT DIRECTORS

Enrique R. Arzac             Director;            Since 1996;   Professor of Finance and        42       Director of The Adams
c/o Credit Suisse Asset      Chairman of the      current term  Economics, Graduate                      Express Company (a
Management, LLC              Board; Nominating    ends at the   School of Business,                      closed-end investment
Attn: General Counsel        Committee Chairman   2007 annual   Columbia University since                company); Director of
Eleven Madison Avenue        and Audit Committee  meeting       1971                                     Petroleum and Resources
New York, New York           Member                                                                      Corporation (a closed-end
10010-3629                                                                                               investment company)

Date of Birth: 10/02/41

James J. Cattano             Director;            Since 1993;   President, Primary               6       None
c/o Primary Resources, Inc.  Nominating           current term  Resources Inc. (an
5100 Tamiami Trail N.        Committee            ends at the   international trading and
Naples, FL                   Member and           2007 annual   manufacturing company
34103                        Audit Committee      meeting       specializing in the sale
                             Chairman                           of agricultural
Date of Birth: 06/24/43                                         commodities throughout
                                                                Latin American markets)
                                                                since October 1996

Walter Eberstadt             Director;            Since 2005    Limited Managing Director        1       None
Lazard Freres & Co.          Nominating and                     in Lazard Freres & Co.
30 Rockefeller Plaza         Audit Committee                    since 1969
New York, NY                 Member
10020

Date of Birth: 07/15/21

Phillip Goldstein            Director;            Since 2005    Investment Adviser,              2       Director, Brantley Capital
Opportunity Partners L.P.    Nominating and                     Opportunity Partners L.P.                Corporation; Director, The
60 Heritage Drive            Audit Committee                    since 1992                               Mexico Equity and Income
Pleasantville, NY            Member                                                                      Fund
10570

Date of Birth: 01/28/45

                                                     TERM                                    NUMBER OF
                                                   OF OFFICE                                PORTFOLIOS
                                                      AND                                     IN FUND
                                 POSITION(S)        LENGTH               PRINCIPAL            COMPLEX               OTHER
     NAME, ADDRESS AND            HELD WITH         OF TIME        OCCUPATION(S) DURING     OVERSEEN BY         DIRECTORSHIPS
       DATE OF BIRTH                 FUND            SERVED          PAST FIVE YEARS          DIRECTOR         HELD BY DIRECTOR
---------------------------  -------------------  ------------  -------------------------  ------------  ---------------------------
INDEPENDENT DIRECTORS--(CONTINUED)

Steven N. Rappaport          Director;            Since 2006;   Partner of Lehigh Court,        42       Director of Presstek, Inc.
Lehigh Court, LLC            Nominating and       current term  LLC and RZ Capital                       (digital imaging
40 East 52nd Street          Audit Committee      ends at the   (private investment                      technologies company);
New York, New York           Member               2008 annual   firms) since July 2002;                  Director of Wood Resources,
10022                                             meeting       Transition Advisor to                    LLC (plywood manufacturing
                                                                SunGard Securities                       company)
Date of Birth: 07/10/48                                         Finance, Inc. from
                                                                February 2002 to July
                                                                2002; President of
                                                                SunGard Securities
                                                                Finance from 2001 to
                                                                February 2002; President
                                                                of Loanet, Inc. (on-line
                                                                accounting service) from
                                                                1997 to 2001

Martin M. Torino             Director;            Since 1993;   Chief Executive Officer          3       None
c/o Credit Suisse Asset      Nominating and       current term  and Director of Celsur
Management, LLC              Audit Committee      ends at the   Logistica S.A.
Attn: General Counsel        Member               2006 annual   (Logistics) since 2002;
Eleven Madison Avenue                             meeting       Chairman of the Board of
New York, New York                                              Ingenio y Refineria San
10010-3629                                                      Martin Del Tabacal S.A.
                                                                (sugar refinery) from
Date of Birth: 08/14/49                                         August 1996 to 2000

INTERESTED DIRECTOR*

Lawrence D. Haber            Director             Since 2006    Managing Director and            6       None
c/o Credit Suisse Asset                                         Chief Operating Officer
Management, LLC                                                 of Credit Suisse; Member
Eleven Madison Avenue                                           of Credit Suisse's
New York, New York                                              Management Committee;
10010-3629                                                      Chief Financial Officer
                                                                of Merrill Lynch
Date of Birth: 06/27/51                                         Investment Managers from
                                                                1997 to 2003

* Mr. Haber is a director who is an "interested person" of the Fund as defined under the Investment Company Act of 1940, as amended.

                             POSITION(S)       LENGTH
   NAME, ADDRESS AND          HELD WITH        OF TIME
     DATE OF BIRTH              FUND           SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   ----------------   ----------   --------------------------------------------------------------------------
OFFICERS

Steven B. Plump           Chief Executive    Since 2005   Managing Director; Associated with Credit Suisse or its predecessor since
Credit Suisse Asset       Officer and                     1995; Officer of other Credit Suisse Funds
Management, LLC           President
Eleven Madison Avenue
New York, New York
10010-3629

Date of Birth: 02/08/59

Neil Gregson              Chief Investment   Since 2005   Managing Director of Credit Suisse Asset Management Limited ("Credit
c/o Credit Suisse Asset   Officer                         Suisse Ltd. U.K."); Associated with Credit Suisse LTD. U.K. since 1990
Management, LLC
Eleven Madison Avenue
New York, New York
10010-3629

Date of Birth: 05/10/62

Jonathan S. Ong           Investment         Since 2005   Director of Credit Suisse Asset Management Limited ("Credit Suisse Ltd.
c/o Credit Suisse Asset   Officer                         Australia"); Associated with Credit Suisse Ltd. Australia since 1999
Management, LLC
Eleven Madison Avenue
New York, New York
10010-3629

Date of Birth: 08/03/67

Michael A. Pignataro      Chief Financial    Since 1993   Director and Director of Fund Administration of Credit Suisse;
Credit Suisse Asset       Officer                         Associated with Credit Suisse or its predecessor since 1984; Officer
Management, LLC                                           of other Credit Suisse Funds
Eleven Madison Avenue
New York, New York
10010-3629

Date of Birth: 11/15/59

Emidio Morizio            Chief Compliance   Since 2004   Director and Global Head of Compliance of Credit Suisse; Associated
Credit Suisse Asset       Officer                         with Credit Suisse since July 2000; Officer of other Credit Suisse
Management, LLC                                           Funds
Eleven Madison Avenue
New York, New York
10010-3629

Date of Birth: 09/21/66

                             POSITION(S)       LENGTH
   NAME, ADDRESS AND          HELD WITH        OF TIME
     DATE OF BIRTH              FUND           SERVED                   PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
-----------------------   ----------------   ----------   --------------------------------------------------------------------------
OFFICERS--(CONTINUED)

J. Kevin Gao              Chief Legal        Since 2004   Director and Legal Counsel of Credit Suisse; Associated with Credit Suisse
Credit Suisse Asset       Officer since                   since July 2003; Associated with the law firm of Willkie Farr & Gallagher
Management, LLC           2006 Senior Vice                LLP from 1998 to 2003; Officer of other Credit Suisse Funds
Eleven Madison Avenue     President and
New York, New York        Secretary Since
10010-3629                2004

Date of Birth: 10/13/67

Robert Rizza              Treasurer          Since 1999   Vice President of Credit Suisse; Associated with Credit Suisse since 1998;
Credit Suisse Asset                                       Officer of other Credit Suisse Funds
Management, LLC
Eleven Madison Avenue
New York, New York
10010-3629

Date of Birth: 12/09/65

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

Information regarding how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30, of each year, as well as the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

          -    By calling 1-800-293-1232;

          -    On the Fund's website, www.credit-suisse.com/us

          - On the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund's Forms N-Q are available on the SEC's website at http://www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-202-551-8090.

OTHER FUNDS MANAGED BY CREDIT SUISSE ASSET MANAGEMENT, LLC

CLOSED-END FUNDS

SINGLE COUNTRY
The Chile Fund, Inc. (CH)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)

MULTIPLE COUNTRY
The Latin America Equity Fund, Inc. (LAQ)

FIXED INCOME
Credit Suisse Asset Management Income Fund, Inc. (CIK)
Credit Suisse High Yield Bond Fund (DHY)

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed above at 1-800-293-1232 or visit our website on the
Internet: www.credit-suisse.com/us.

OPEN-END FUNDS

Credit Suisse Large Cap Growth Fund
Credit Suisse Cash Reserve Fund
Credit Suisse Commodity Return Strategy Fund
Credit Suisse Emerging Markets Fund
Credit Suisse Global Fixed Income Fund
Credit Suisse Global Small Cap Fund
Credit Suisse High Income Fund
Credit Suisse International Focus Fund
Credit Suisse Japan Equity Fund
Credit Suisse Large Cap Blend Fund
Credit Suisse Large Cap Value Fund
Credit Suisse Mid-Cap Core Fund
Credit Suisse Short Duration Bond Fund
Credit Suisse Small Cap Core Fund

Fund shares are not deposits or other obligations of Credit Suisse Asset Management, LLC or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse Asset Management, LLC or any affiliate. Fund investments are subject to investment risks, including loss of your investment. There are special risk considerations associated with international, global, emerging-market, small-company, private equity, high-yield debt, single-industry, single-country and other special, aggressive or concentrated investment strategies. Past performance cannot guarantee future results.

More complete information about a fund, including charges and expenses, is provided in the Prospectus, which should be read carefully before investing. You may obtain copies by calling Credit Suisse Funds at 800-927-2874. Performance information current to the most recent month-end is available at www.credit-suisse.com.

Credit Suisse Asset Management Securities, Inc., Distributor.

                       This page left intentionally blank.

SUMMARY OF GENERAL INFORMATION (UNAUDITED)

The Fund is a closed-end, non-diversified management investment company whose shares trade on the American Stock Exchange, LLC ("AMEX"). The Fund's AMEX trading symbol is ETF. Its investment objective is long-term capital appreciation through investments primarily in equity securities of telecommunications companies in emerging countries. Credit Suisse Asset Management, LLC, the Fund's investment adviser, is part of the Asset Management business of Credit Suisse, a leading global financial services organization headquartered in Zurich, with offices focused on asset management in 18 countries.

SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "EmMktTel" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "EmergMktTele". Weekly comparative net asset value
(NAV) and market price information about The Emerging Markets Telecommunications Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON'S, as well as other newspapers, in a table called "Closed-End Funds."

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that The Emerging Markets Telecommunications Fund, Inc. may from time to time purchase shares of its capital stock in the open market.

DIRECTORS AND CORPORATE OFFICERS

Enrique R. Arzac        Chairman of the Board of Directors
James J. Cattano        Director
Walter Eberstadt        Director
Phillip Goldstein       Director
Lawrence Haber          Director
Steven N. Rappaport     Director
Martin M. Torino        Director
Steven B. Plump         Chief Executive Officer and President
Neil Gregson            Chief Investment Officer
Jonathan S. Ong         Investment Officer
J. Kevin Gao            Chief Legal Officer, Senior Vice President and Secretary
Emidio Morizio          Chief Compliance Officer
Michael A. Pignataro    Chief Financial Officer
Robert Rizza            Treasurer
Karen Regan             Assistant Secretary

INVESTMENT ADVISER

Credit Suisse Asset Management, LLC
Eleven Madison Avenue
New York, NY 10010

INVESTMENT SUB-ADVISERS

Credit Suisse Asset Management Limited
Level 32, Gateway Building
1 Macquarie Place
Sydney NSW 2000

Credit Suisse Asset Management Limited
Beaufort House
15 St. Botolph Street
London EC3A 7JJ, England

ADMINISTRATOR

Bear Stearns Funds Management Inc.
383 Madison Avenue
New York, NY 10179

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP
250 W. Pratt Street
Baltimore, MD 21201

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue
New York, NY 10019

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

[AMERICAN STOCK EXCHANGE(R) LISTED ETF LOGO]

                                                                     ETF-AR-1006

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 12(a)(1) to this Form. There were no amendments to the code during the fiscal year ended October 31, 2006. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended October 31, 2006.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Enrique R. Arzac and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) through (d). The information in the table below is provided for services rendered to the registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP ("PwC"), for its fiscal years ended October 31, 2005 and October 31, 2006.

                          2005      2006
-----------------------------------------
Audit Fees              $49,350   $50,800
Audit-Related Fees(1)   $ 3,150   $ 3,250
Tax Fees(2)             $ 7,860   $ 8,100
All Other Fees               --        --
-----------------------------------------
Total                   $60,360   $62,150
-----------------------------------------

(1) Services include agreed-upon procedures in connection with the registrant's semi-annual financial statements ($3,150 in 2005 and $3,250 in 2006).

(2) Tax services in connection with the registrant's excise tax calculations and review of the registrant's applicable tax returns.

The information in the table below is provided with respect to non-audit services that directly relate to the registrant's operations and financial reporting and that were rendered by PwC to the registrant's investment adviser, Credit Suisse Asset Management, LLC ("Credit Suisse"), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant ("Covered Services Provider"), for the registrant's fiscal years ended October 31, 2005 and October 31, 2006.

                        2005      2006
--------------------------------------
Audit-Related Fees       N/A       N/A

Tax Fees                 N/A       N/A
All Other Fees       $2,444,000    N/A
--------------------------------------
Total                $2,444,000    N/A
--------------------------------------

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee ("Committee") of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson's pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee's pre-approval responsibilities to other persons (other than Credit Suisse or the registrant's officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

                     2005   2006
--------------------------------
Audit-Related Fees    N/A    N/A
Tax Fees              N/A    N/A
All Other Fees        N/A    N/A
--------------------------------
Total                 N/A    N/A
--------------------------------

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by PwC to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii)of Regulation S-X, for the registrant's fiscal years ended October 31, 2005 and October 31, 2006:

                     2005   2006
--------------------------------
Audit-Related Fees    N/A    N/A
Tax Fees              N/A    N/A
All Other Fees        N/A    N/A
--------------------------------
Total                 N/A    N/A
--------------------------------

(f) Not Applicable.

(g) The aggregate fees billed by PwC for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers for the fiscal years ended October 31, 2005 and October 31, 2006 were $11,010 and $11,350, respectively.

(h) Not Applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The members of the committee are Enrique R. Arzac, James Cattano, Walter Eberstadt, Phillip Goldstein, Steven N. Rappaport and Martin Torino.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

                       CREDIT SUISSE ASSET MANAGEMENT, LLC

                               CREDIT SUISSE FUNDS

                        CREDIT SUISSE INSTITUTIONAL FUNDS

                         CREDIT SUISSE CLOSED-END FUNDS

                       PROXY VOTING POLICY AND PROCEDURES

Introduction

     Credit Suisse Asset Management, LLC ("Credit Suisse") is a fiduciary that owes each of its clients duties of care and loyalty with respect to proxy voting. The duty of care requires Credit Suisse to monitor corporate events and to vote proxies. To satisfy its duty of loyalty, Credit Suisse must cast proxy votes in the best interests of each of its clients.

     The Credit Suisse Funds, Credit Suisse Institutional Funds, and Credit Suisse Closed-End Funds (the "Funds"), which have engaged Credit Suisse Asset Management, LLC as their investment adviser, are of the belief that the proxy voting process is a means of addressing corporate governance issues and encouraging corporate actions both of which can enhance shareholder value.

Policy

     The Proxy Voting Policy (the "Policy") set forth below is designed to ensure that proxies are voted in the best interests of Credit Suisse's clients. The Policy addresses particular issues and gives a general indication of how Credit Suisse will vote proxies. The Policy is not exhaustive and does not include all potential issues.

Proxy Voting Committee

     The Proxy Voting Committee will consist of a member of the Portfolio Management Department, a member of the Legal and Compliance Department, and a member of the Operations Department (or their designees). The purpose of the Proxy Voting Committee is to administer the voting of all clients' proxies in accordance with the Policy. The Proxy Voting Committee will review the Policy annually to ensure that it is designed to promote the best interests of Credit Suisse's clients.

     For the reasons disclosed below under "Conflicts," the Proxy Voting Committee has engaged the services of an independent third party (initially, Institutional Shareholder Services ("ISS")) to assist in issue analysis and vote recommendation for proxy proposals. Proxy proposals addressed by the Policy will be voted in accordance with the Policy. Proxy proposals addressed by the

     Policy that require a case-by-case analysis will be voted in accordance with the vote recommendation of ISS. Proxy proposals not addressed by the Policy will also be voted in accordance with the vote recommendation of ISS. To the extent that the Proxy Voting Committee proposes to deviate from the Policy or the ISS vote recommendation, the Committee shall obtain client consent as described below.

     Credit Suisse investment professionals may submit a written recommendation to the Proxy Voting Committee to vote in a manner inconsistent with the Policy and/or the recommendation of ISS. Such recommendation will set forth its basis and rationale. In addition, the investment professional must confirm in writing that he/she is not aware of any conflicts of interest concerning the proxy matter or provide a full and complete description of the conflict.

Conflicts

     Credit Suisse is part of the asset management business of Credit Suisse one of the world's leading banks. As part of a global, full service investment-bank, broker-dealer, and asset-management organization, Credit Suisse and its affiliates and personnel may have multiple advisory, transactional, financial, and other interests in securities, instruments, and companies that may be purchased or sold by Credit Suisse for its clients' accounts. The interests of Credit Suisse and/or its affiliates and personnel may conflict with the interests of Credit Suisse's clients in connection with any proxy issue. In addition, Credit Suisse may not be able to identify all of the conflicts of interest relating to any proxy matter.

Consent

     In each and every instance in which the Proxy Voting Committee favors voting in a manner that is inconsistent with the Policy or the vote recommendation of ISS (including proxy proposals addressed and not addressed by the Policy), it shall disclose to the client conflicts of interest information and obtain client consent to vote. Where the client is a Fund, disclosure shall be made to any one director who is not an "interested person," as that term is defined under the Investment Company Act of 1940, as amended, of the Fund.

Recordkeeping

Credit Suisse is required to maintain in an easily accessible place for five years all records relating to proxy voting.

     These records include the following:

     -    a copy of the Policy;

     - a copy of each proxy statement received on behalf of Credit Suisse clients;

     -    a record of each vote cast on behalf of Credit Suisse clients;

     - a copy of all documents created by Credit Suisse personnel that were material to making a decision on a vote or that memorializes the basis for the decision; and

     - a copy of each written request by a client for information on how Credit Suisse voted proxies, as well as a copy of any written response.

     Credit Suisse reserves the right to maintain certain required proxy records with ISS in accordance with all applicable regulations.

     Disclosure

     Credit Suisse will describe the Policy to each client. Upon request, Credit Suisse will provide any client with a copy of the Policy. Credit Suisse will also disclose to its clients how they can obtain information on their proxy votes.

     ISS will capture data necessary for Funds to file Form N-PX on an annual basis concerning their proxy voting record in accordance with applicable law.

     Procedures

     The Proxy Voting Committee will administer the voting of all client proxies. Credit Suisse has engaged ISS as an independent third party proxy voting service to assist in the voting of client proxies. ISS will coordinate with each client's custodian to ensure that proxy materials reviewed by the custodians are processed in a timely fashion. ISS will provide Credit Suisse with an analysis of proxy issues and a vote recommendation for proxy proposals. ISS will refer proxies to the Proxy Voting Committee for instructions when the application of the Policy is not clear. The Proxy Voting Committee will notify ISS of any changes to the Policy or deviating thereof.

                               PROXY VOTING POLICY

     Operational Items

     Adjourn Meeting

          Proposals to provide management with the authority to adjourn an annual or special meeting will be determined on a case-by-case basis.

     Amend Quorum Requirements

          Proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding will be determined on a case-by-case basis.

     Amend Minor Bylaws

          Generally vote for bylaw or charter changes that are of a housekeeping nature.

     Change Date, Time, or Location of Annual Meeting

          Generally vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable. Generally vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

     Ratify Auditors

          Generally vote for proposals to ratify auditors unless: (1) an auditor has a financial interest in or association with the company, and is therefore not independent; (2) fees for non-audit services are excessive, or (3) there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position. Generally vote on a case-by-case basis on shareholder proposals asking companies to prohibit their auditors from engaging in non-audit services (or capping the level of non-audit services). Generally vote on a case-by-case basis on auditor rotation proposals taking into consideration: (1) tenure of audit firm; (2) establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; (3) length of the rotation period advocated in the proposal, and (4) significant audit related issues.

     Board of Directors

     Voting on Director Nominees in Uncontested Elections

          Generally votes on director nominees on a case-by-case basis. Votes may be withheld: (1) from directors who attended less than 75% of the board and committee meetings without a valid reason for the absences;
          (2) implemented or renewed a dead-hand poison pill; (3) ignored a shareholder proposal that was approved by a majority of the votes cast for two consecutive years; (4) ignored a shareholder proposal approved by a majority of the shares outstanding; (5) have failed to act on takeover offers where the majority of the shareholders have tendered their shares; (6) are inside directors or affiliated outside directors and sit on the audit, compensation, or nominating committee; (7) are inside directors or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; or (8) are audit committee members and the non-audit fees paid to the auditor are excessive

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Director and Officer Indemnification and Liability Protection

          Proposals on director and officer indemnification and liability protection generally evaluated on a case-by-case basis. Generally vote against proposals that would: (1) eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care; or (2) expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Generally vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

     Filling Vacancies/Removal of Directors

          Generally vote against proposals that provide that directors may be removed only for cause. Generally vote for proposals to restore shareholder ability to remove directors with or without cause. Proposals that provide that only continuing directors may elect replacements to fill board vacancies will be determined on a case-by-case basis. Generally vote for proposals that permit shareholders to elect directors to fill board vacancies.

     Independent Chairman (Separate Chairman/CEO)

          Generally vote for shareholder proposals requiring the position of chairman be filled by an independent director unless there are compelling reasons to recommend against the proposal, including: (1) designated lead director, elected by and from the independent board members with clearly delineated duties; (2) 2/3 independent board; (3) all independent key committees; or (4) established governance guidelines.

     Majority of Independent Directors

          Generally vote for shareholder proposals requiring that the board consist of a majority or substantial majority (two-thirds) of independent directors unless the board composition already meets the adequate threshold. Generally vote for shareholder proposals requiring the board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard. Generally withhold votes from insiders and affiliated outsiders sitting on the audit, compensation, or nominating committees. Generally withhold votes from insiders and affiliated outsiders on boards that are lacking any of these three panels. Generally withhold votes from insiders and affiliated outsiders on boards that are not at least majority independent.

     Term Limits

          Generally vote against shareholder proposals to limit the tenure of outside directors.

     Proxy Contests

     Voting on Director Nominees in Contested Elections

          Votes in a contested election of directors should be decided on a case-by-case basis, with shareholders determining which directors are best suited to add value for shareholders. The major decision factors are: (1) company performance relative to its peers; (2) strategy of the incumbents versus the dissidents; (3) independence of directors/nominees; (4) experience and skills of board candidates; (5) governance profile of the company; (6) evidence of management entrenchment; (7) responsiveness to shareholders; or (8) whether takeover offer has been rebuffed.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Proposals giving the board the ability to amend the bylaws in addition to shareholders will be determined on a case-by-case basis.

     Confidential Voting

          Generally vote for shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy may remain in place. If the dissidents will not agree, the confidential voting policy may be waived. Generally vote for management proposals to adopt confidential voting.

     Cumulative Voting

          Proposals to eliminate cumulative voting will be determined on a case-by-case basis. Proposals to restore or provide for cumulative voting in the absence of sufficient good governance provisions and/or poor relative shareholder returns will be determined on a case-by-case basis.

     Antitakeover Defenses and Voting Related Issues

     Advance Notice Requirements for Shareholder Proposals/Nominations

          Votes on advance notice proposals are determined on a case-by-case basis.

     Amend Bylaws without Shareholder Consent

          Proposals giving the board exclusive authority to amend the bylaws will be determined on a case-by-case basis. Generally vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

     Poison Pills (Shareholder Rights Plans)

          Generally vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it. Votes regarding management proposals to ratify a poison pill should be determined on a case-by-case basis. Plans should embody the following attributes: (1) 20% or higher flip-in or flip-over; (2) two to three year sunset provision; (3) no dead-hand or no-hand features; or (4) shareholder redemption feature

     Shareholders' Ability to Act by Written Consent

          Generally vote against proposals to restrict or prohibit shareholders' ability to take action by written consent. Generally vote for proposals to allow or make easier shareholder action by written consent.

     Shareholders' Ability to Call Special Meetings

          Proposals to restrict or prohibit shareholders' ability to call special meetings or that remove restrictions on the right of shareholders to act independently of management will be determined on a case-by-case basis.

     Supermajority Vote Requirements

          Proposals to require a supermajority shareholder vote will be determined on a case-by-case basis Proposals to lower supermajority vote requirements will be determined on a case-by-case basis.

     Merger and Corporate Restructuring

     Appraisal Rights

          Generally vote for proposals to restore, or provide shareholders with, rights of appraisal.

     Asset Purchases

          Generally vote case-by-case on asset purchase proposals, taking into account: (1) purchase price, including earnout and contingent payments; (2) fairness opinion; (3) financial and strategic benefits;
          (4) how the deal was negotiated; (5) conflicts of interest; (6) other alternatives for the business; or (7) noncompletion risk (company's going concern prospects, possible bankruptcy).

     Asset Sales

          Votes on asset sales should be determined on a case-by-case basis after considering: (1) impact on the balance sheet/working capital;
          (2) potential elimination of diseconomies; (3) anticipated financial and operating benefits; (4) anticipated use of funds; (5) value received for the asset; fairness opinion (if any); (6) how the deal was negotiated; or (6) Conflicts of interest

     Conversion of Securities

          Votes on proposals regarding conversion of securities are determined on a case-by-case basis. When evaluating these proposals, should review (1) dilution to existing shareholders' position; (2) conversion price relative to market value; (3) financial issues: company's financial situation and degree of need for capital; effect of the transaction on the company's cost of capital; (4) control issues: change in management; change in control; standstill provisions and voting agreements; guaranteed contractual board and committee seats for investor; veto power over certain corporate actions; (5) termination penalties; (6) conflict of interest: arm's length transactions, managerial incentives. Generally vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

     Corporate Reorganization

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Reverse Leveraged Buyouts

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Formation of Holding Company

          Votes on proposals regarding the formation of a holding company should be determined on a case-by-case basis taking into consideration: (1) the reasons for the change; (2) any financial or tax benefits; (3) regulatory benefits; (4) increases in capital structure; (5) changes to the articles of incorporation or bylaws of the company. Absent compelling financial reasons to recommend the transaction, generally vote against the formation of a holding company if the transaction would include either of the following: (1) increases in common or preferred stock in excess of the allowable maximum as calculated a model capital structure; (2) adverse changes in shareholder rights;
          (3) going private transactions; (4) votes going private transactions on a case-by-case basis, taking into account: (a) offer price/premium;
          (b) fairness opinion; (c) how the deal was negotiated; (d) conflicts of interest; (e) other alternatives/offers considered; (f) noncompletion risk.

     Joint Ventures

          Vote on a case-by-case basis on proposals to form joint ventures, taking into account: (1) percentage of assets/business contributed;
          (2) percentage ownership; (3) financial and strategic benefits; (4) governance structure; (5) conflicts of interest; (6) other alternatives; (7) noncompletion risk; (8) liquidations. Votes on liquidations should be determined on a case-by-case basis after reviewing: (1) management's efforts to pursue other alternatives such as mergers; (2) appraisal value of the assets (including any fairness opinions); (3) compensation plan for executives managing the liquidation. Generally vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

     Mergers and Acquisitions

          Votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value by giving consideration to: (1) prospects of the combined companies; (2) anticipated financial and operating benefits;
          (3) offer price; (4) fairness opinion; (5) how the deal was negotiated; (6) changes in corporate governance and their impact on shareholder rights; (7) change in the capital structure; (8) conflicts of interest.

     Private Placements

          Votes on proposals regarding private placements should be determined on a case-by-case basis. When evaluating these proposals, should review: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues; (4) management's efforts to pursue alternatives such as mergers; (5) control issues; (6) conflict of interest. Generally vote for the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Prepackaged Bankruptcy Plans

          Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a case-by-case basis, after evaluating: (1) dilution to existing shareholders' position; (2) terms of the offer; (3) financial issues;
          (4) management's efforts to pursue other alternatives; (5) control issues; (6) conflict of interest. Generally vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

     Recapitalization

          Votes case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Spinoffs

          Votes on spinoffs should be considered on a case-by-case basis depending on: (1) tax and regulatory advantages; (2) planned use of the sale proceeds; (3) valuation of spinoff; fairness opinion; (3) benefits that the spinoff may have on the parent company including improved market focus; (4) conflicts of interest; managerial incentives; (5) any changes in corporate governance and their impact on shareholder rights; (6) change in the capital structure

     Value Maximization Proposals

          Vote case-by-case on shareholder proposals seeking to maximize shareholder value.

     Capital Structure

     Adjustments to Par Value of Common Stock

          Generally vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an antitakeover device or some other negative corporate governance action. Generally vote for management proposals to eliminate par value.

     Common Stock Authorization

          Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a case-by-case basis. Generally vote against proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Generally vote for proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

     Dual-class Stock

          Generally vote against proposals to create a new class of common stock with superior voting rights. Generally vote for proposals to create a new class of nonvoting or subvoting common stock if: (1) it is intended for financing purposes with minimal or no dilution to current shareholders; (2) it is not designed to preserve the voting power of an insider or significant shareholder.

     Issue Stock for Use with Rights Plan

          Generally vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan.

     Preemptive Rights

          Votes regarding shareholder proposals seeking preemptive rights should be determined on a case-by-case basis after evaluating: (1) the size of the company; (2) the shareholder base; (3) the liquidity of the stock

     Preferred Stock

          Generally vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock). Generally vote for proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense). Generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Generally vote against proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Generally vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

     Recapitalization

          Vote case-by-case on recapitalizations (reclassifications of securities), taking into account: (1) more simplified capital structure; (2) enhanced liquidity; (3) fairness of conversion terms, including fairness opinion; (4) impact on voting power and dividends;
          (5) reasons for the reclassification; (6) conflicts of interest; (7) other alternatives considered.

     Reverse Stock Splits

          Generally vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced. Generally vote for management proposals to implement a reverse stock split to avoid delisting. Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a case-by-case basis.

     Share Repurchase Programs

          Generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

     Stock Distributions: Splits and Dividends

          Generally vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance.

     Tracking Stock

          Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as: (1) adverse governance changes; (2) excessive increases in authorized capital stock; (3) unfair method of distribution; (4) diminution of voting rights; (5) adverse conversion features; (6) negative impact on stock option plans; (7) other alternatives such as a spinoff.

     Executive and Director Compensation

     Executive and Director Compensation

          Votes on compensation plans for directors are determined on a case-by-case basis.

     Stock Plans in Lieu of Cash

          Votes for plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a case-by-case basis. Generally vote for plans which provide a dollar-for-dollar cash for stock exchange. Votes for plans which do not provide a dollar-for-dollar cash for stock exchange should be determined on a case-by-case basis.

     Director Retirement Plans

          Generally vote against retirement plans for nonemployee directors. Generally vote for shareholder proposals to eliminate retirement plans for nonemployee directors.

     Management Proposals Seeking Approval to Reprice Options

          Votes on management proposals seeking approval to reprice options are evaluated on a case-by-case basis giving consideration to the following: (1) historic trading patterns; (2) rationale for the repricing; (3) value-for-value exchange; (4) option vesting; (5) term of the option; (6) exercise price; (7) participants; (8) employee stock purchase plans. Votes on employee stock purchase plans should be determined on a case-by-case basis. Generally vote for employee stock purchase plans where: (1) purchase price is at least 85 percent of fair market value; (2) offering period is 27 months or less, and (3) potential voting power dilution (VPD) is ten percent or less. Generally vote against employee stock purchase plans where either: (1) purchase price is less than 85 percent of fair market value; (2) Offering period is greater than 27 months, or (3) VPD is greater than ten percent

     Incentive Bonus Plans and Tax Deductibility Proposals

          Generally vote for proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive. Generally vote for proposals to add performance goals to existing compensation plans. Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment considered on a case-by-case basis. Generally vote for cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes if no increase in shares is requested.

     Employee Stock Ownership Plans (ESOPs)

          Generally vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares.)

     401(k) Employee Benefit Plans

          Generally vote for proposals to implement a 401(k) savings plan for employees.

     Shareholder Proposals Regarding Executive and Director Pay

          Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Generally vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Generally vote against shareholder proposals requiring director fees be paid in stock only. Generally vote for shareholder proposals to put option repricings to a shareholder vote. Vote for shareholders proposals to exclude pension fund income in the calculation of earnings used in determining executive bonuses/compensation. Vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

     Performance-Based Option Proposals

          Generally vote for shareholder proposals advocating the use of performance-based equity awards (indexed, premium-priced, and performance-vested options), unless: (1) the proposal is overly restrictive; or (2) the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

     Stock Option Expensing

          Generally vote for shareholder proposals asking the company to expense stock options unless the company has already publicly committed to start expensing by a specific date.

     Golden and Tin Parachutes

          Generally vote for shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a case-by-case basis on proposals to ratify or cancel golden or tin parachutes.

May 17, 2006

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Information pertaining to the Chief Investment Officer and Investment Officer of The Emerging Markets Telecommunications Fund, Inc., as of October 31, 2006, is set forth below.

Neil Gregson              Managing Director of Credit Suisse Asset Management
Chief Investment          Limited ("CSAML"); Associated with CSAML since 1990;
Officer Since 2005        Officer of other Credit Suisse Funds

Date of Birth: 05/10/62
Jonathon Ong              Director of CSAML; Associated with CSAML since 1999
Investment Officer
Since 2005

Date of Birth: 08/03/67

     Registered Investment Companies, Pooled Investment Vehicles and Other Accounts Managed

          As reported to the Registrant, the information in the following table reflects the number of registered investment companies, pooled investment vehicles and other accounts managed by Mr. Gregson and Mr. Ong and the total assets managed within each category as of October 31, 2006.

               REGISTERED INVESTMENT   OTHER POOLED INVESTMENT
                     COMPANIES                 VEHICLES          OTHER ACCOUNTS
-------------------------------------------------------------------------------
Neil Gregson      4   $478 million         3   $776 million          0   N/A

Jonathon Ong      3   $396 million         2   $397 million          0   N/A

No advisory fee is paid based on performance for any of the accounts listed above.

Potential Conflicts of Interest

          It is possible that conflicts of interest may arise in connection with the portfolio managers' management of the Portfolio's investments on the one hand and the investments of other accounts on the other. For example, the portfolio managers may have conflicts of interest in allocating management time, resources and investment opportunities among the Portfolio and other accounts they advise. In addition due to differences in the investment strategies or restrictions between the Portfolio and the other accounts, the portfolio managers may take action with respect to another account that differs from the action taken with respect to the Portfolio. Credit Suisse has adopted policies and procedures that are designed to minimize the effects of these conflicts.

          If Credit Suisse believes that the purchase or sale of a security is in the best interest of more than one client, it may (but is not obligated to) aggregate the orders to be sold or purchased to seek favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Credit Suisse may aggregate orders if all participating client accounts benefit equally (i.e., all receive an average price of the aggregated orders). In the event Credit Suisse aggregates an order for participating accounts, the method of allocation will generally be determined prior to the trade execution. Although no specific method of allocation of transactions (as well as expenses incurred in the transactions) is expected to be used, allocations will be designed to ensure that over time all clients receive fair treatment consistent with Credit Suisse's fiduciary duty to its clients (including its duty to seek to obtain best execution of client trades). The accounts aggregated may include registered and unregistered investment companies managed by Credit Suisse's affiliates and accounts in which Credit Suisse's officers, directors, agents, employees or affiliates own interests. Applicant may not be able to aggregate securities transactions for clients who direct the use of a particular broker-dealer, and the client also may not benefit from any improved execution or lower commissions that may be available for such transactions.

Compensation

          Credit Suisse's compensation to Neil Gregson set forth below includes both a fixed base salary component and bonus component. The bonus component is composed of two parts. The first part of the bonus component is discretionary and generally is determined by considering various factors, such as business growth, teamwork, management, corporate citizenship, etc. The second part of the bonus generally is determined by the pre-tax investment performance of products, including the Fund, for which the Portfolio Manager is responsible ("Performance Based Bonus"). Credit Suisse considers both the short-term (generally one-year) and long-term (generally three-years) performance of a portfolio manager relative to selected benchmarks in determining the portfolio manager's bonus. The following table sets forth the benchmarks and peer group used over one and three year periods in determining the Portfolio Manager's Performance Based Bonus.

PORTFOLIO MANAGER             BENCHMARK                         PEER GROUP
--------------------------------------------------------------------------------------
Neil Gregson            MSCI Eastern Europe        Lipper Hindsight LUX Eastern Europe

                        MSCI Emerging Europe        Lipper Hindsight Global Emerging
                                                                 Markets
                     MSCI Weighted sub-sectors
                                                      Lipper Emerging Markets Fund
                        FT Gold Mines Index
                                                         Lipper Precious Metals
                    MSCI Global Emerging Markets

          Jonathan Ong is compensated for his services by Credit Suisse. His compensation consists of a fixed base salary and a discretionary bonus that is not tied by formula to the performance of any fund or account. The factors taken into account in determining his bonus include the Fund's performance, assets held in the Fund and other accounts managed by him, business growth, team work, management, corporate citizenship, etc.

          A portion of the bonus may be paid in phantom shares of Credit Suisse Group stock as deferred compensation. Phantom shares are shares representing an unsecured right to receive on a particular date a specified number of registered shares subject to certain terms and conditions. A portion of the bonus will receive the notional return of the fund(s) the portfolio manager manages and a portion of the bonus will receive the notional return of a basket of other Credit Suisse funds along the product line of the portfolio manager.

          Like all employees of Credit Suisse, portfolio managers participate in Credit Suisse's profit sharing and 401(k) plans.

Securities Ownership. As of October 31, 2006, Mr. Gregson and Mr. Ong did not own any shares of the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

                                       (a) TOTAL                 (c) TOTAL NUMBER      (d) MAXIMUM NUMBER
                                       NUMBER OF   (b) AVERAGE   OF SHARES PURCHASED   OF SHARES THAT MAY
                                       SHARES      PRICE PAID    AS PART OF PUBLICLY   YET BE PURCHASE
PERIOD                                 PURCHASED   PER SHARE     ANNOUNCED PLANS       UNDER THE PLAN
---------------------------------------------------------------------------------------------------------
May 1st through May 31st                      0       $ 0.00                 0               381,462
June 1st through June 30th               16,300       $11.40            16,300               365,162
July 1st through July 31st                6,600       $12.06             6,600               358,562
August 1st through August 31st                0       $ 0.00                 0               358,562
September 1st through September 30th          0       $ 0.00                 0               358,562
October 1st through October 31st              0       $ 0.00                 0               358,562

(a)  The plan was announced December 4, 2003.

(b)  10% of the Fund's outstanding shares.

(c)  There is no expiration date of the plan.

(d)  Not applicable.

(e)  Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(g) of Schedule 14A in its definitive proxy statement dated January 19, 2006.

ITEM 11. CONTROLS AND PROCEDURES.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the "Act")) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Registrant's Code of Ethics is an exhibit to this report.

(a)(2) The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

          THE EMERGING MARKETS TELECOMMUNICATIONS FUND, INC.


          /s/ Steven B. Plump
          -----------------------------------
          Name: Steven B. Plump
          Title: Chief Executive Officer
          Date: December 29, 2006

          Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


          /s/ Steven B. Plump
          -----------------------------------
          Name: Steven B. Plump
          Title: Chief Executive Officer
          Date: December 29, 2006


          /s/ Michael A. Pignataro
          -----------------------------------
          Name: Michael A. Pignataro
          Title: Chief Financial Officer
          Date: December 29, 2006